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                  EXTENSION TO EMPLOYMENT AGREEMENT
                  ---------------------------------


THIS AGREEMENT made as of the 15th day of April, 2001

BETWEEN:

         WORLDBID CORPORATION
         a Nevada corporation

         (the "Corporation")
                                                     OF THE FIRST PART

AND:

         HOWARD THOMSON

         (the "Employee")
         OF THE SECOND PART


WHEREAS:

A. The Corporation and the Employee entered into an employment agreement dated August 31, 1999 (the "Employment Agreement").

B. The Employment Agreement had an original one year term expiring August 31, 2000, and has been continued by agreement since that date.

C. The Employment Agreement had not been renewed by written agreement, as contemplated by Section 4(2) of the Employment Agreement.

D. The Corporation and the Employee have agreed to extend the term of the Employment Agreement for an additional one year term expiring on August 31, 2001 and to enter into this Agreement to set forth their agreement as to extension of the term, as contemplated by Section 4(2) of the Employment Agreement.

NOW THIS AGREEMENT WITNESSES that in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

1.    Extension
      ---------

1.1 The term of the Employment Agreement is hereby extended for an additional term expiring on August 31, 2001 on the same terms and subject to the same conditions as the original term of the Employment Agreement.

1.2 The Employment Agreement will continue in full force and effect except as modified by this Agreement to extend the term of the Employment Agreement.

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                                -2-

2.    Interpretation
      --------------

2.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

2.2 All headings used in this Agreement are for convenience of reference only and are not to be used as an aid in the interpretation of this Agreement.

2.3 This Agreement replaces and supersedes all other agreements between the Corporation and the Employee relating to the extension of the Employment Agreement.

2.4 The Employee acknowledges that O'Neill & Company has acted solely for the Corporation in preparation of this Agreement and the Employee has been recommended to seek independent legal advice prior to execution of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

WORLDBID CORPORATION
by its authorized signatory:

/s/ Logan Anderson
_____________________________
Authorized Signatory

Logan Anderson
_____________________________
Name of Authorized Signatory
LOGAN ANDERSON

SIGNED, SEALED AND DELIVERED
BY HOWARD THOMSON in the
presence of:



/s/ Michael H. Taylor                      /s/ Howard Thomson
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Signature                                  HOWARD THOMSON

Michael H. Taylor
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Name

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Address

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